Supplement dated November 15, 2024
to the Prospectus, as supplemented, of the following funds (the Funds):
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/2024
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/2024
Columbia Funds Series Trust II
Columbia Capital Allocation Conservative Portfolio	6/1/2024
Columbia Capital Allocation Moderate Portfolio	6/1/2024
Columbia Capital Allocation Aggressive Portfolio	6/1/2024

The list of Underlying Funds under the heading "Principal Investment Strategies" in the "More Information About the Funds" section of the Prospectus is hereby revised and replaced with the following information:
Underlying Funds
Each Fund has exposure to the risks associated with many areas of the market through its investments, including through its investments in Underlying Funds. Below is a list of the affiliated underlying funds, by asset class category, available to the Funds for investment (the list does not include unaffiliated funds or unaffiliated ETFs in which the Funds may invest). Certain Underlying Funds, due to their characteristics, may fit into more than one asset class category, and may be used by the Investment Manager for those purposes. Columbia Management may add new or remove Underlying Funds without the approval of Fund shareholders.
A description of the affiliated underlying funds’ investment objectives and principal investment strategies is included in Appendix B. A description of the principal risks associated with investment in these Underlying Funds is included in Appendix C. The prospectuses and statements of additional information for the affiliated Underlying Funds are available free of charge at columbiathreadneedleus.com or by calling 800.345.6611.
Affiliated Equity Underlying Funds
Columbia Acorn European Fund, Columbia Acorn® Fund, Columbia Acorn International®,
Columbia Acorn International Select, Columbia Contrarian Core Fund, Columbia Convertible
Securities Fund, Columbia Disciplined Core Fund, Columbia Disciplined Growth Fund, Columbia
Disciplined Value Fund, Columbia Dividend Income Fund, Columbia Dividend Opportunity Fund,
Columbia EM Core ex-China ETF, Columbia Emerging Markets Fund, Columbia Global Value
Fund, Columbia Greater China Fund, Columbia India Consumer ETF, Columbia International
Dividend Income Fund, Columbia International Equity Income ETF, Columbia Large Cap
Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Growth
Opportunity Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia
Mid Cap Index Fund, Columbia Overseas Core Fund, Columbia Overseas Value Fund, Columbia
Real Estate Equity Fund, Columbia Research Enhanced Core ETF, Columbia Research
Enhanced Emerging Economies ETF, Columbia Research Enhanced Real Estate ETF, Columbia
Research Enhanced Value ETF, Columbia Select Global Equity Fund, Columbia Select Large
Cap Equity Fund, Columbia Select Large Cap Growth Fund, Columbia Select Large Cap Value
Fund, Columbia Select Mid Cap Growth Fund, Columbia Select Mid Cap Value Fund, Columbia
Select Small Cap Value Fund, Columbia Seligman Global Technology Fund, Columbia Seligman
Technology and Information Fund, Columbia Semiconductor and Technology ETF, Columbia
Small Cap Growth Fund, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund I,
Columbia Small Cap Value Fund II and Columbia U.S. Equity Income ETF.

Affiliated Fixed Income Underlying Funds
Columbia Bond Fund, Columbia Corporate Income Fund, Columbia Diversified Fixed-Income
Allocation ETF, Columbia Emerging Markets Bond Fund, Columbia Floating Rate Fund,
Columbia High Yield Bond Fund, Columbia Income Opportunities Fund, Columbia Limited
Duration Credit Fund, Columbia Multi-Sector Municipal Income ETF, Columbia Quality Income
Fund, Columbia Short Duration Bond ETF, Columbia Short Duration High Yield ETF, Columbia
Short Term Bond Fund, Columbia Total Return Bond Fund, Columbia Ultra Short Term Bond
Fund, Columbia U.S. High Yield ETF and Columbia U.S. Treasury Index Fund.

Affiliated Cash/Cash Equivalent Underlying Funds	Columbia Government Money Market Fund and Columbia Short-Term Cash Fund.
Affiliated Alternative and Other Strategies Underlying Funds	Columbia Commodity Strategy Fund, Columbia Flexible Capital Income Fund, Columbia Mortgage Opportunities Fund and Columbia Multi Strategy Alternatives Fund.
The rest of the section remains the same.
The following information is hereby added to "Appendix B" of the Prospectus:
Columbia Diversified Fixed Income Allocation ETF
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Columbia Diversified Fixed Income Allocation ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Multi-Sector Bond Index (the Index).
The Fund is an exchange-traded fund (ETF) that seeks to replicate the performance of the Index. The Fund invests at least 80% of its assets in securities within the Index or in securities, such as depositary receipts and “to-be-announced” securities, that the Fund’s investment adviser, Columbia Management Investment Advisers, LLC, determines have economic characteristics that are substantially the same as the economic characteristics of the securities within the Index. For purposes of this policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in fixed income (or debt) securities. The Index reflects a rules-based multi-sector strategic beta approach to measuring the performance of the debt market through representation of six sectors of the debt market in the Index, each focused on yield, quality, and liquidity of the particular eligible universe. The Index, and therefore the Fund, will have exposure to the following six sectors of the debt market: U.S. Treasury securities; global ex-U.S. treasury securities; U.S. agency mortgage-backed securities; U.S. corporate investment grade bonds; U.S. corporate high yield bonds; and emerging markets sovereign and quasi-sovereign debt.
Columbia EM Core ex-China ETF
Columbia EM Core ex-China ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Beta Thematic Emerging Markets ex-China Index (the Index).
The Fund is an exchange-traded fund (ETF). The Fund seeks to achieve its investment objective by attempting to replicate the performance of the Index through investments in equity securities, including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).
Under normal circumstances, the Fund will invest at least 80% of its net assets in the companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. These companies are domiciled in emerging market countries, excluding companies domiciled, or whose stock is listed for trading on an exchange, in China, as well as companies domiciled in Hong Kong. The Fund defines “emerging market” countries as those that are in the intermediate stages of their economic development and classified by Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) as “Emerging Markets.” The Fund may invest in companies of all capitalization sizes, which includes small capitalization (small cap) companies (i.e., those with market capitalizations between U.S. $100 million and U.S. $2 billion), mid-capitalization (mid cap) companies (i.e., those with market capitalizations between U.S. $2 billion and U.S. $10 billion) as well as large capitalization companies. A substantial portion of the Fund’s assets are denominated in currencies other than the U.S. dollar.
The Fund typically utilizes a “representative sampling” strategy whereby the Fund invests in some, but not all, of the component securities of the Index, that collectively, in the opinion of the Investment Manager, have an investment profile similar to that of the Index. As such, the Fund may not track the Index with the same degree of accuracy as would an investment vehicle replicating (or investing in) the entire Index. Under certain circumstances or conditions or due to other factors, including, for example, the size of the Fund’s portfolio, the Fund may use a full replication strategy, which means that the Fund will seek to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index. When securities are deleted from the Index, the Investment Manager will typically remove these securities from the Fund’s portfolio. However, in the discretion of the Investment Manager, the Fund may remain invested in securities that were deleted from the Index until the next rebalancing of the Fund.
The Fund invests in specific countries or geographic regions to approximately the same extent as the Index. The Fund concentrates its investments (i.e., holds 25% or more of its net assets) in a particular industry or group of industries or even issuers to approximately the same extent that the Index is concentrated. As of March 31, 2024, the Index (and therefore the Fund) was concentrated in the financials and information technology sectors. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.
Columbia India Consumer ETF
Columbia India Consumer ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Consumer Index (the Index).
The Fund is an exchange-traded fund (ETF). The Fund seeks to achieve its investment objective by attempting to replicate the performance of the Index through investments in equity securities, including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). While the Fund has invested assets through a wholly owned subsidiary (the Subsidiary) located in the Republic of Mauritius (Mauritius), which in turn invested in Indian securities – a structure that enabled the Fund to obtain certain benefits under a tax treaty between Mauritius and India – the Fund expects, over time, to eliminate its investment in the Subsidiary in light of changes to such tax treaty. In light of this change, the Fund expects to correspondingly increase its direct investments in common shares traded on local exchanges, ADRs and GDRs.
Under normal circumstances, the Fund will invest at least 80% of its net assets in Indian consumer companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Indian consumer companies as companies that are included in the Index at the time of purchase, which include companies in India whose businesses involve: automobiles and parts, beverages, food production, household goods, leisure goods, personal goods, food and drug retail, general retail, media, travel and leisure, and tobacco. The Fund may invest in companies of all capitalization sizes, which includes small capitalization (small cap) companies (i.e., those with market capitalizations between U.S. $100 million

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and U.S. $2 billion), mid-capitalization (mid cap) companies (i.e., those with market capitalizations between U.S. $2 billion and U.S. $10 billion) as well as large capitalization companies. A substantial portion of the Fund’s assets are denominated in currencies other than the U.S. dollar.
The Fund intends to replicate the constituent securities of the Index as closely as possible, including using ADRs, GDRs or ordinary local shares (including through the Subsidiary).
The Fund concentrates its investments (i.e., holds 25% or more of its net assets) in a particular industry or group of industries or even issuers to approximately the same extent that the Index is concentrated. As of March 31, 2024, the Index (and therefore the Fund) was concentrated in the consumer discretionary and consumer staples sectors. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.
Columbia International Equity Income ETF
Columbia International Equity Income ETF (the Fund) seeks total return, consisting of current income and capital appreciation.
The Fund principally invests in common stocks and depository receipts. While the Fund may invest in securities of any size, the Fund typically emphasizes investments in foreign (developed markets) large- and mid-cap companies (companies with market capitalization greater than $2 billion) that Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) believes offer total return opportunity. The Fund typically invests in foreign companies in at least three countries, other than the U.S.
The Fund does not seek to track the performance of an index, but applies investing rules on at least a quarterly basis (Investing Rule Resets) to invest, at the time of purchase, in companies with a forward annualized dividend yield of greater than or equal to 1% and an ESGM Rating of a 1 or 2 (as further described below) that, after being scored on a sector and region relative basis focused on forward dividend yield, dividend growth, and cash-based dividend coverage ratio factors, results in the top 100 highest-scoring securities being included in the Fund’s portfolio on a market capitalization weighted basis.
As noted above, the Fund invests in companies in part based on Columbia Management’s proprietary Environmental, Social and Governance (ESG) Materiality Ratings (the ESGM Ratings). The ESGM Ratings provide subjective (based on Columbia Management’s opinion) indicators into how effectively a company appears to be managing its material ESG risks and opportunities, expressed as a numerical ESGM Rating of a company from 1 to 5. A company determined to have an ESGM Rating of 1 reflects Columbia Management’s then-current assessment that the company is managing its material ESG risks and opportunities with low-risk exposure. Conversely, a company determined to have an ESGM Rating of 5 reflects Columbia Management’s then-current assessment that the company is managing its material ESG risks and opportunities with high-risk exposure. Companies that do not report or publish the necessary data to calculate an ESGM Rating will not receive an ESGM Rating by Columbia Management and, being unrated, are not eligible for investment by the Fund. Companies held in the Fund that cease to report or publish the necessary data to calculate an ESGM Rating will no longer receive an ESGM Rating by Columbia Management and, being unrated, the Fund may eliminate any such non-ESGM-rated companies at the Fund’s next Investing Rule Reset or sooner in connection with efficient portfolio management opportunities. A company’s ESGM Rating may change, including being downgraded, after purchase by the Fund. If a company is subsequently rated a 3 or 4, it will not be removed from the Fund until the Fund’s next Investing Rule Reset. In addition to Investing Rule Resets, Fund holdings are evaluated for sale out of the Fund’s portfolio in the event of the issuer’s ESGM Rating being downgraded to a 5, issuer bankruptcy, the security’s forward dividend yield falling below 1%, or other events or conditions. Whether a removed security will be replaced, and what the replacement will be is in the discretion of Columbia Management until the next Investing Rule Reset.
From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe and Japan.
The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services and industrials sectors.
Columbia Multi-Sector Municipal Income ETF
Columbia Multi-Sector Municipal Income ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Multi-Sector Municipal Bond Index (the Index).
The Fund is an exchange-traded fund (ETF) that seeks to track the performance of the Index. The Fund invests at least 80% of its assets in securities within the Index. For purposes of this policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds and other debt instruments issued by or on behalf of state or local governmental units whose interest is exempt from U.S. federal income tax. In addition, the Fund may invest in cash, cash equivalents and money market instruments, such as money market funds (including money market funds advised by Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager)), that the Investment Manager believes will help the Fund track the performance of the Index.
The Index is owned and calculated by Bloomberg Index Services Limited (Bloomberg or the Index Provider), which is not affiliated with the Fund or Columbia Management. The Index was developed by Columbia Management working with the Index Provider.
Beta Advantage® Multi-Sector Approach to U.S. Municipal Debt Market Investing. The Index reflects a rules-based, multi-sector strategic beta approach to measuring the performance of the U.S tax-exempt bond market, which is composed of bonds issued by or on behalf of state or local governments whose interest is exempt from regular federal income tax (but may be subject to the alternative minimum tax), through representation of five segments of

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the municipal (or muni) debt market (muni core revenue debt, muni health care-related debt, muni high quality revenue debt, muni general obligation (GO) debt, and muni high yield debt (also known as “junk bonds”) segments) in the Index, with a focus on yield, quality, maturity, liquidity, and interest rate sensitivity of the particular segment. The Index includes publicly issued U.S. dollar denominated, fixed rate municipal bonds. California bonds, Guam bonds, Puerto Rico bonds, U.S. Virgin Island bonds, other U.S. territories, commonwealths and possessions, pre-refunded bonds, insured bonds, floaters, callable bonds with less than one year to call, tobacco bonds, and derivatives are all excluded from the Index.
Each of the five muni segment’s component bonds, other than the muni high yield segment, is derived from a sub-set index or indices of the Bloomberg Barclays Municipal Bond Index (the Parent Index), which serves as each segment’s starting universe of securities eligible for inclusion in the Index. The Parent Index is a broad-based, market value-weighted index designed to measure the performance of the U.S. municipal bond market. The Index is designed to achieve higher yields and stronger risk-adjusted returns relative to that of the Parent Index. The Index is market-value weighted.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Index is reconstituted and rebalanced monthly typically on the last business day of each month. The Fund will typically experience portfolio turnover in connection with Index reconstitution and rebalancing.
Columbia Management utilizes a “representative sampling” strategy whereby the Fund invests in only some of the component securities of the Index that, collectively, are believed by the Investment Manager to generally reflect the same risk and return characteristics of the Index. As such, the Fund may not track the Index with the same degree of accuracy as would a fund replicating (or investing in) the entire Index. Through its representative sampling investment technique, the Fund expects to typically hold 625-725 holdings, which is a subset of the total number of holdings in the Index, which, as of January 31, 2024, had 6,158 holdings. There may be instances in which the Fund may overweight (or underweight) an Index holding, purchase (or sell) instruments not in the Index as a substitute for one or more securities in the Index or utilize various combinations of other available investment techniques in seeking to track the performance of the Index. The Fund may hold less than or more than the typical number of holdings in the range stated above, with the Fund portfolio management team applying investment experience and insight with the goal of seeking investment results that closely correspond to the performance of the Index.
The Fund may sell securities or other holdings that are represented in the Index or purchase securities or make other investments that are not yet represented in the Index in anticipation of their removal from or addition to the Index.
The Investment Manager does not invest the Fund’s assets based on its view of the investment merits of a particular security or company, neither does it conduct fundamental investment research or analysis, nor seek to forecast or otherwise consider market movements, conditions or trends in managing the Fund’s assets. The Fund pursues its investment objective of correlating performance with the Index regardless of market conditions and does not take defensive positions.
To the extent the Index is concentrated in a particular segment, sector or industry, the Fund will be concentrated in that segment, sector or industry.
Columbia Research Enhanced Core ETF
Columbia Research Enhanced Core ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Research Enhanced U.S. Equity Index (the Index).
The Fund is an exchange-traded fund (ETF) that seeks to replicate the performance of the Index. The Fund invests at least 80% of its assets in the securities of the Index. The Index reflects a rules-based strategic beta approach to investing in the companies that comprise the Russell 1000® Index, designed to achieve stronger total return when compared to the Russell 1000® Index, which is a broad measure of the performance of U.S. large- and mid-cap growth and value companies. The Index, like the Russell 1000® Index, and therefore the Fund, typically holds only common stocks.
The Index was developed and is sponsored and administered by the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager). The Index is calculated and maintained by FTSE Russell.
The Index is comprised of a subset of the companies within the Russell 1000® Index. With a starting point of the Russell 1000® Index, the Index was designed to reflect the performance of U.S. large- and mid-cap growth and value companies through the application of a rules-based methodology that takes into account quality, value and company catalyst factors. The methodology typically results in approximately 325-400 Index holdings, but this range can fluctuate because the Index has no constraints on number of holdings. The number of securities in each sector and the Index as a whole may change over time. The Index is reconstituted and rebalanced semi-annually in June and December.
The Fund uses a replication strategy to track the performance of the Index, whereby the Fund invests in or has investment exposure to substantially all the component securities of the Index in approximately the same proportions as in the Index. However, under various circumstances, including circumstances under which it may not be possible or practicable to purchase all of the securities in the Index, or in the same weightings, the Fund may purchase or have investment exposure to a sample (large or small quantity) of the securities in the Index in proportions expected to replicate generally the performance of the Index as a whole. There may also be instances in which the Fund may

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overweight (or underweight) an Index holding, purchase (or sell) instruments not in the Index as a substitute for one or more securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate the performance of the Index.
The Fund may sell securities or other holdings that are represented in the Index or purchase securities or make other investments that are not yet represented in the Index in anticipation of their removal from or addition to the Index.
The Investment Manager does not provide day-to-day management of the Fund’s assets based on its view of the investment merits of a security or company, nor does it conduct fundamental investment research or analysis, or seek to forecast or otherwise consider market movements, conditions or trends in the day-to-day management of the Fund’s assets. The Fund pursues its investment objective of correlating performance with the Index regardless of market conditions and does not take defensive positions.
The methodology applied to select Index holdings and weightings does not set limits on sector or industry exposures. To the extent the Index is concentrated in a sector or industry, the Fund will necessarily be concentrated in that sector or industry. As of October 31, 2023, the Index (and therefore the Fund) was concentrated in the information technology sector.
The Fund may invest up to 20% of its assets in other securities or instruments not included within the Index that the Investment Manager believes will help the Fund track the Index.
Columbia Research Enhanced Emerging Economies ETF (formerly known as Columbia Emerging Markets Consumer ETF)
Columbia Research Enhanced Emerging Economies ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Research Enhanced Solactive Emerging Economies Index (the Index).
The Fund is an exchange-traded fund (ETF) that seeks to track the performance of the Index. The Fund invests atleast 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)) of companies located in emerging market countries. “Emerging market” countries are those included in the Solactive GBS Emerging Markets Large & Mid Cap USD Index. The Index reflects a rulesbased strategic beta approach to investing in the companies that comprise the Solactive GBS Emerging Markets Large & Mid Cap USD Index (also referred to as the Starting Universe), with the Index designed to seek to achieve stronger total return when compared with the Starting Universe, which is a broad measure of the performance of emerging markets large- and mid-cap growth and value companies. The Index, like the Starting Universe, and therefore the Fund, typically holds only common stocks and depository receipts.
Columbia Research Enhanced Real Estate ETF
Columbia Research Enhanced Real Estate ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Lionstone Research Enhanced REIT Index (the Index).
The Fund is an exchange-traded fund (ETF) that seeks to replicate the performance of the Beta Advantage® Lionstone Research Enhanced REIT Index (the Index). The Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the component securities of the Index. The Index reflects a rules-based strategic beta approach to investing in the companies that comprise the FTSE Nareit All Equity REITs Index (the Starting Universe), which is a broad measure of the performance of publicly listed U.S real estate investment trusts (REITs). The Index is comprised of a subset of the companies within the Starting Universe selected based on a proprietary scoring system that takes into account multiple quantitative factors, including quality, value and company catalyst factors. Like the Starting Universe, the Index and the Fund typically hold only common stocks. The Fund may invest in companies of any size, including small- and mid-cap companies.
The Index was developed by the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), in collaboration with its real estate investment advisory subsidiary, Lionstone Partners, LLC (Lionstone). The Index is sponsored and administered by Columbia Management, and is calculated by Solactive AG (the Index Calculation Agent).
The Fund uses a replication strategy to track the performance of the Index, whereby the Fund invests in or has investment exposure to substantially all the component securities of the Index in approximately the same proportions as in the Index. However, under various circumstances, including circumstances under which it may not be possible or practicable to purchase all of the securities in the Index, or in the same weightings, the Fund may purchase or have investment exposure to a sample of the securities in the Index in proportions expected to replicate generally the performance of the Index as a whole. There may also be instances in which the Fund may overweight (or underweight) an Index holding, purchase (or sell) instruments not in the Index as a substitute for one or more securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate the performance of the Index.
The Fund may sell securities or other holdings that are represented in the Index or purchase securities or make other investments that are not yet represented in the Index in anticipation of their removal from or addition to the Index.
Neither the Investment Manager nor Lionstone provides day-to-day management of the Fund’s assets based on its view of the investment merits of a security, nor do they conduct fundamental investment research or analysis, or seek to forecast or otherwise consider market movements, conditions or trends in the day-to-day management of the Fund’s assets. The Fund pursues its investment objective of correlating performance with the Index regardless of market conditions and does not take defensive positions.

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The methodology applied to select Index holdings and weightings does not set limits on sector or industry exposures. To the extent the Index is concentrated in a sector or industry, the Fund will be concentrated in that sector or industry. The Index (and therefore the Fund) will concentrate in the real estate industry.
The Fund may invest up to 20% of its assets in other securities or instruments not included within the Index that the Investment Manager believes will help the Fund replicate the performance of the Index.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Research Enhanced Value ETF
Columbia Research Enhanced Value ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Research Enhanced U.S. Value Index (the Index).
The Fund is an exchange-traded fund (ETF) that seeks to replicate the performance of the Index. The Fund invests at least 80% of its assets in the securities of the Index. The Index reflects a rules-based strategic beta approach to investing in the companies that comprise the Russell 1000® Value Index, designed to achieve stronger total return when compared to the Russell 1000® Value Index, which is a broad measure of the performance of U.S. large- and mid-cap value companies. The Index, like the Russell 1000® Value Index, and therefore the Fund, typically holds only common stocks.
The Index was developed and is sponsored and administered by the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager). The Index is calculated and maintained by FTSE Russell.
The Index is comprised of a subset of the companies within the Russell 1000® Value Index. With a starting point of the Russell 1000® Value Index, the Index was designed to reflect the performance of U.S. large- and mid-cap value companies through the application of a rules-based methodology that takes into account quality, value and company catalyst factors. The methodology typically results in approximately 250-290 Index holdings, but this range can fluctuate because the Index has no constraints on number of holdings.
The number of securities in each sector and the Index as a whole may change over time. The Index is reconstituted and rebalanced semi-annually in June and December. The Fund uses a replication strategy to track the performance of the Index, whereby the Fund invests in or has investment exposure to substantially all the component securities of the Index in approximately the same proportions as in the Index. However, under various circumstances, including circumstances under which it may not be possible or practicable to purchase all of the securities in the Index, or in the same weightings, the Fund may purchase or have investment exposure to a sample (large or small quantity) of the securities in the Index in proportions expected to replicate generally the performance of the Index as a whole. There may also be instances in which the Fund may overweight (or underweight) an Index holding, purchase (or sell) instruments not in the Index as a substitute for one or more securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate the performance of the Index.
The Fund may sell securities or other holdings that are represented in the Index or purchase securities or make other investments that are not yet represented in the Index in anticipation of their removal from or addition to the Index.
The Investment Manager does not provide day-to-day management of the Fund’s assets based on its view of the investment merits of a security or company, nor does it conduct fundamental investment research or analysis, or seek to forecast or otherwise consider market movements, conditions or trends in the day-to-day management of the Fund’s assets. The Fund pursues its investment objective of correlating performance with the Index regardless of market conditions and does not take defensive positions.
The methodology applied to select Index holdings and weightings does not set limits on sector or industry exposures. To the extent the Index is concentrated in a sector or industry, the Fund will necessarily be concentrated in that sector or industry. As of October 31, 2023, the Index (and therefore the Fund) was concentrated in the financial services sector.
The Fund may invest up to 20% of its assets in other securities or instruments not included within the Index that the Investment Manager believes will help the Fund track the Index.
The Fund may also invest in exchange-traded funds (ETFs).
Columbia Short Duration Bond ETF
Columbia Short Duration Bond ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Short Term Bond Index (the Index).
The Fund is an exchange-traded fund (ETF) that seeks to track the performance of the Index. The Fund invests substantially all its assets in securities within the Index, which are fixed income/debt instruments, or in securities, such as “to-be-announced” securities, including mortgage dollar rolls, that the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines have economic characteristics that are substantially the same as the economic characteristics of the securities within the Index.
As part of its short duration bond focus, the Index reflects a rules-based strategic beta approach to measuring the performance of the debt market through representation of segments of the debt market in the Index, each focused on yield, quality, and liquidity of the particular segment. The Index, and therefore the Fund, will have exposure to the following segments of the debt market (% amount noted is the Index’s allocation to the particular segment at Index rebalancing and reconstitution): U.S. securitized debt (30%); U.S. corporate investment grade bonds (30%); U.S. corporate high yield bonds (20%); and emerging markets sovereign and quasi-sovereign debt (20%). The Index’s

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allocation to each of the four segments of the debt market, represented by six sub-index models, is fixed as of the date of each Index rebalancing and reconstitution, but may vary due to the performance of each segment between these events. The number of securities in each of the six sub-index models and the Index as a whole are subject to change. The six sub-index models will generate all of the component securities of the Index. The constituents of each sub-index model are market value-weighted, meaning each constituent’s weight is proportionate to its market value.
Columbia Short Duration High Yield ETF
Columbia Short Duration High Yield ETF (the Fund) seeks to provide shareholders with a high level of current income.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in high-yield debt instruments (commonly referred to as “junk” bonds). These high yield debt instruments include corporate debt securities as well as floating rate loans rated below investment grade by nationally recognized statistical rating organizations (e.g., lower than Baa by Moody’s Investors Service, Inc. or lower than BBB by S&P Global Ratings or Fitch Ratings, Inc.), or if unrated, determined by Columbia Management Investment Advisers, LLC (the Investment Manager) to be of comparable quality.
The Fund may also invest in investment grade debt instruments and in debt instruments of foreign issuers.
Corporate debt instruments in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Floating rate loans, which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.
Under normal circumstances, the Fund’s dollar-weighted average effective maturity will be five years or less, and its duration will be three years or less.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Semiconductor and Technology ETF (formerly known as Columbia Seligman Semiconductor and Technology ETF)
Columbia Semiconductor and Technology ETF (the Fund) seeks capital appreciation.
The Fund is an actively managed exchange-traded fund (ETF) that operates pursuant to an exemptive order from the Securities and Exchange Commission (the Order) and is not required to publicly disclose its complete portfolio holdings each business day. Additional information about this appears below.
Under normal market conditions, the Fund invests at least 80% of its net assets in securities of semiconductor, semiconductor equipment and related technology companies (Semiconductor and Tech Companies). A company is considered a Semiconductor and Tech Company if, at the time of Fund investment, the company is categorized by the Global Industry Classification Standard (GICS®) as within the semiconductor and semiconductor equipment industry or at least 50% of the company’s revenues, sales, earnings or assets arises from or is dedicated to the design, development, manufacturing process, distribution or sale of semiconductors, other integrated circuits (ICs) or semiconductor equipment. A Semiconductor and Tech Company may also include a company that primarily internally sources/develops (versus purchasing from third parties) its own semiconductors, ICs or semiconductor equipment for its technology products. The companies that the Fund invests in generally operate in the following industries as categorized by GICS®: semiconductors and semiconductor equipment; communication equipment; electronic equipment, instruments and components; technology hardware, storage and peripherals; and software. The Fund has a policy of investing at least 25% of its assets in companies in the semiconductor and semiconductor equipment industry as categorized by GICS®.
Columbia U.S. Equity Income ETF
Columbia U.S. Equity Income ETF (the Fund) seeks total return, consisting of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its assets (including the amount of any borrowings for investment purposes) in income-producing (dividend-paying) equity securities of U.S. companies.
The Fund principally invests in common stocks. While the Fund may invest in securities of any size, the Fund typically emphasizes investments in U.S. large- and mid-cap companies (companies with market capitalization greater than $2 billion) that Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) believes offer total return opportunity.
The Fund does not seek to track the performance of an index, but applies investing rules on at least a quarterly basis (Investing Rule Resets) to invest, at the time of purchase, in companies with a forward annualized dividend yield of greater than or equal to 1% and an ESGM Rating of a 1 or 2 (as further described below) that, after being scored on a sector relative basis focused on forward dividend yield, dividend growth, and cash-based dividend coverage ratio factors, results in the top 100 highest-scoring securities being included in the Fund’s portfolio on a market capitalization weighted basis.
As noted above, the Fund invests in companies in part based on Columbia Management’s proprietary Environmental, Social and Governance (ESG) Materiality Ratings (the ESGM Ratings). The ESGM Ratings provide subjective (based on Columbia Management’s opinion) indicators into how effectively a company appears to be managing its material ESG risks and opportunities, expressed as a numerical ESGM Rating of a company from 1 to 5. A company determined to have an ESGM Rating of 1 reflects Columbia Management’s then-current assessment that the company is managing

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its material ESG risks and opportunities with low-risk exposure. Conversely, a company determined to have an ESGM Rating of 5 reflects Columbia Management’s then-current assessment that the company is managing its material ESG risks and opportunities with high-risk exposure. Companies that do not report or publish the necessary data to calculate an ESGM Rating will not receive an ESGM Rating by Columbia Management and, being unrated, are not eligible for investment by the Fund. Companies held in the Fund that cease to report or publish the necessary data to calculate an ESGM Rating will no longer receive an ESGM Rating by Columbia Management and, being unrated, the Fund may eliminate any such non-ESGM-rated companies at the Fund’s next Investing Rule Reset or sooner in connection with efficient portfolio management opportunities. A company’s ESGM Rating may change, including being downgraded, after purchase by the Fund. If a company is subsequently rated a 3 or 4, it will not be removed from the Fund until the Fund’s next Investing Rule Reset. In addition to Investing Rule Resets, Fund holdings are evaluated for sale out of the Fund’s portfolio in the event of the issuer’s ESGM Rating being downgraded to a 5, issuer bankruptcy, the security’s forward dividend yield falling below 1%, or other events or conditions. Whether a removed security will be replaced, and what the replacement will be is in the discretion of Columbia Management until the next Investing Rule Reset.
Columbia U.S. High Yield ETF
Columbia U.S. High Yield ETF (the Fund) seeks to provide shareholders with a high level of current income.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in high-yield debt instruments (commonly referred to as “junk” bonds) issued by U.S. companies. These high yield debt instruments are rated below investment grade by nationally recognized statistical rating organizations (e.g., lower than Baa by Moody’s Investors Service, Inc. or lower than BBB by S&P Global Ratings or Fitch Ratings, Inc.), or if unrated, determined by Columbia Management Investment Advisers, LLC (the Investment Manager) to be of comparable quality. The Fund’s investments are deemed to be “U.S.” based primarily on the issuer’s place of organization/incorporation, but the Fund may also consider the issuer’s domicile, the location of its principal place of business or principal office, its primary stock exchange listing, the source of a majority of its revenue or profits, the location of a majority of its assets or other factors.
Corporate debt instruments in which the Fund invests may be secured or unsecured, typically with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.
The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, more emphasis is put on credit risk by the portfolio managers in selecting investments than either maturity or duration.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
The rest of the section remains the same.
The following information is hereby added to "Appendix C" of the Prospectus:
Arbitrage Strategies Risk. The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If there is a perception that the proposed transaction will not be consummated or will be delayed, the market price of the security may decline sharply, which would result in a loss to the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Correlation/Tracking Error Risk. The Fund’s value will generally decline when the performance of the securities within the Index declines. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. By using a representative sampling approach, the Fund may not track the Index as closely as it would by using a full replication approach. In addition, the Fund bears management and other expenses and transaction costs in trading securities or other instruments, which the Index does not bear. The Fund, unlike the Index, is subject to regulatory requirements that can limit the Fund’s investments relative to what the Index can hold. Accordingly, the Fund’s performance will likely fail to match the performance of the Index, after taking expenses into account, as well as regulatory limitations. It is not possible to invest directly in an index.

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Early/Late Close/Trading Halt Risk.  An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities. In these circumstances, the Fund may be unable to rebalance and/or reconstitute its portfolio (as applicable), may be unable to accurately price its investments, may incur substantial trading losses and/or may be prevented from sufficiently tracking the performance of the Index.
Environmental, Social and Governance Investment Research Tools Risk. The Investment Manager’s proprietary ESGM Ratings system and screens are subjective (based on the Investment Manager’s opinion) research tools incorporated into the investment selection process. These research tools may not operate as intended and may cause the Fund to underperform other investment strategies. Fund performance will depend on the quality and accuracy of the assumptions and framework (which may be amended over time) on which these research tools are based. Fund performance will also depend on the accuracy and availability of data that the research tools employ and such data may be based on proprietary research, based on third-party research, or by the issuers themselves (which also may be based upon data obtained from third parties). Any errors in the data could adversely affect these research tools and Fund performance.
These research tools depend, in part, upon subjective selection and application of factors and data inputs. The Investment Manager has discretion to determine the data collected and incorporated into these research tools, as well as in interpreting and applying the data used in these research tools. It is not practicable for these research tools to factor in all available data, and no assurance can be given that such data will be helpful or be free from errors. Information the Investment Manager deems sufficient to calculate a company’s ESGM Rating may not be available for certain companies.
Fund Shares Liquidity Risk. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Fund will be able to attract market makers and Authorized Participants. There is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective functions, this could, such as during times of market stress, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares and bid/ask spreads could widen. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.
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India. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers in India. Because the Fund invests predominantly in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. Uncertainty regarding inflation and currency exchange rates, fiscal policy, credit ratings and the possibility that future harmful political actions will be taken by the Indian government, could negatively impact the Indian economy and securities markets, and thus adversely affect the Fund’s performance.
Index Methodology and Provider Risk. The Fund seeks performance that corresponds to the performance of the Index. There is no guarantee or assurance that the Index will achieve high, or even positive, returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk of errors in Index computation, construction and reconstitution or rebalancing, as applicable, despite any of the procedures designed to prevent such occurrences and due diligence conducted by the index provider. Errors may result in a negative performance impact to the Fund and its shareholders. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. The Investment Manager cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.

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New Fund Risk. The Fund is a newly formed ETF. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the portfolio managers to be representative of, the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued.
Regulatory Risk – U.S. Banking Law. Ameriprise Financial, Inc. is subject to ongoing supervision by the Board of Governors for the Federal Reserve System as well as applicable U.S. federal banking laws, including the Home Owner’s Loan Act and certain parts of the Bank Holding Company Act, including Section 13 thereof (commonly referred to as the Volcker Rule). These laws impose limits on the amount and duration of any proprietary capital held in the Fund by the Investment Manager, Ameriprise Financial, Inc. or certain of their controlled affiliates or products or, alternatively, require that certain investment and/or trading limitations be applied to the Fund. Due to the level of ownership by the Investment Manager and/or its affiliates in the Fund, the Fund may be limited in its ability to buy and sell securities under certain circumstances, such as within a short time frame in pursuit of short-term profits. This could have a negative impact on the Fund’s ability to implement its investment objective. If the Investment Manager and/or its affiliates reduce their interest in the Fund, the Fund may be subject to additional transaction costs and adverse tax consequences. Moreover, the resulting reduced size of the Fund could threaten its ongoing economic viability and consequently lead to its liquidation.
Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares.
Semiconductor and Semiconductor Equipment Industry Risk. The Fund is vulnerable to the particular risks that may affect companies in the semiconductors and semiconductor equipment industry, which is included within the Information Technology sector. Companies in the same or related industries may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments than funds that invest more broadly. Generally, the more broadly a fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility. The Fund is sensitive to, and its performance may depend to a greater extent on, the overall condition of the semiconductor and semiconductor equipment industry. The risks of investments in the industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products and related technology; economic performance of the customers of semiconductor and related companies; their research costs and the risks that their products may not prove commercially successful; and thin capitalization and limited product lines, markets, financial resources or quality management and personnel. These companies rely on a combination of patents, trade secret laws and contractual provisions to protect their technologies. The industry is characterized by frequent litigation regarding patent and other intellectual property rights, which may require such companies to defend against competitors’ assertions of intellectual property infringement or misappropriation. The international operations of many companies expose them to the risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs, and trade disputes. Business conditions in this industry can change rapidly from periods of strong demand to periods of weak demand. Any future downturn in the industry could harm the business and operating results of these companies. The stock prices of companies in the industry have been and will likely continue to be volatile relative to the overall market.
Tracking Basket Structure Risk. The Fund’s Tracking Basket structure may affect the price at which the Fund shares trade in the secondary market. Although the Tracking Basket is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the Fund’s NAV per share, there is a risk that market prices will vary significantly from NAV. ETFs trading on the basis of a published Tracking Basket may trade at a wider bid/ask spread than ETFs that publish their complete portfolio holdings on a daily basis and therefore, may cost investors more to trade. These risks may increase during periods of market disruption or volatility. In addition, although the Fund seeks to benefit from not disclosing portfolio holdings daily, market participants may attempt to use the Tracking Basket to identify the Fund’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders, such as front-running (trading ahead) or free-riding (mirroring) the Fund’s strategy.
Treaty/Tax Risk — The India-Mauritius Tax Treaty. The Fund and the Subsidiary have historically relied on a tax treaty between India and Mauritius for relief from certain Indian taxes. India and Mauritius have agreed to an amended protocol with respect to gains resulting from the alienation of shares in Indian companies acquired on or after April 1, 2017, including shares acquired by the Subsidiary, which will result in higher taxes paid by the Subsidiary (and indirectly by the Fund) and will therefore result in lower returns for the Fund and its shareholders. Gains resulting from the alienation of shares acquired prior to April 1, 2017 will continue to be exempt from Indian tax under the India Mauritius tax treaty. Additionally, India has enacted a 10% tax on long-term capital gains resulting from the alienation of Indian shares after March 31, 2018, including such shares held by the Subsidiary, to the extent that such gains are not otherwise exempt or reduced under the India-Mauritius tax treaty. The imposition of taxes on the Subsidiary by India for any of the reasons described herein would result in higher taxes on Indian securities invested in by the Subsidiary (and indirectly the Fund) and lower returns for the Fund and its shareholders.

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Valuation Risk. The sales price the Fund could receive, or actually receives, for any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, debt securities sold in amounts less than institutional-sized lots (typically referred to as odd lots) or securities that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

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